THE FORESTER FUNDS, INC.

Forester Discovery Fund

Supplement dated November 7, 2013 (effective at the opening of business)

to the Summary Prospectus for Forester Discovery Fund dated July 31, 2013

After reviewing the Summary Prospectus, a typo was found.  On page 1, the Acquired Fund Fees and Expenses were listed as 0.11%, but they should be 0.06%.  Below is the corrected expense table and expense example for the Forester Discovery Fund (the "Fund"):

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Forester Discovery Fund.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Discovery
Management Fees	1.00%
Other Expenses	0.35%
Acquired Fund Fees and Expenses	0.06%
Total Annual Fund Operating Expenses (1)	1.41%

(1)

The Total Annual Fund Operating Expenses in this fee table will not correlate to the expense ratio in the Fund's financial statements because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other mutual funds.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Forester Discovery Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Discovery	$144	$446	$771	$1,691

The following supersedes any contrary information contained in the current Prospectus.

You should read this Supplement in conjunction with the Prospectus for the Forester Discovery Fund dated July 31, 2013, which provide information that you should know about the Forester Discovery Fund before investing and should be retained for future reference.  These documents are available upon request and without charge by calling the Forester Discovery Fund at 1-800-388-0365.

Supplement dated November 7, 2013